UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		December 3, 2004

HEI, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:		(952) 443-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitiave Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Waiver and Amendment with Commerce Bank
Waiver and Amendment with Commerce Financial Group Inc

Item 1.01 Entry Into a Material Definitiave Agreement.

     On December 3, 2004, HEI, Inc., a Minnesota corporation (the “Company”), entered into a Waiver and Amendment (the “Commerce Bank Amendment”), which was retroactively effective to November 30, 2004, to waive and amend certain provisions of its Term Loan Agreement, dated October 14, 2003, with Commerce Bank, a Minnesota banking corporation (the “Commerce Bank Loan Agreement”), and the related promissory note, also dated October 14, 2003 (the “Commerce Bank Promissory Note”). The Commerce Bank Amendment, among other things: (i) waived covenant violations relating to accounting records and the delivery of annual financial statements set forth in the Commerce Bank Loan Agreement; (ii) amended the Commerce Bank Loan Agreement to increase the period of time following the close of each of the Company’s fiscal years in which the Company must deliver to Commerce Bank a copy of its annual financial statements from 90 days to 120 days; (iii) amended the Commerce Bank Loan Agreement to extend the date after which the Company must comply with the stated debt service ratio from the Company’s fiscal quarter ended February 28, 2005, to the Company’s fiscal quarter ended February 28, 2006; and (iv) amended the Commerce Bank Promissory Note to increase the interest rate to be paid under such note beginning on March 1, 2005, to and including October 31, 2006, from 6.5% to 7.5%. A copy of the Commerce Bank Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

     Also on December 3, 2004, the Company entered into a Waiver and Amendment (the “Commercial Financial Group Amendment”), which was retroactively effective to November 30, 2004, to its Term Loan Agreement, dated October 28, 2003, with Commerce Financial Group, Inc., a Minnesota corporation (the “Commerce Financial Group Loan Agreement”), and the related promissory note, also dated October 28, 2003 (the “Commerce Financial Group Promissory Note”). The Commerce Financial Group Amendment, among other things: (i) waived covenant violations relating to accounting records and the delivery of annual financial statements set forth in the Commerce Financial Group Loan Agreement; (ii) amended the Commerce Financial Group Loan Agreement to increase the period of time following the close of each of the Company’s fiscal years in which Company must deliver to Commerce Financial Group a copy of its annual financial statements from 90 days to 120 days; (iii) amended the Commerce Financial Group Loan Agreement to extend the date after which the Company must comply with the stated debt service ratio from the Company’s fiscal quarter ended February 28, 2005, to the Company’s fiscal quarter ended February 28, 2006; and (iv) amended the Commerce Financial Group Promissory Note to increase the interest rate to be paid under such note beginning on March 1, 2005, to and including September 28, 2007, from 8.975% to 9.975%. A copy of the Commerce Financial Group Amendment is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is filed a part of this Current Report on Form 8-K.

Item No.	Description
10.1	Waiver and Amendment, dated November 30, 2004, and executed as of December 3, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.
10.2	Waiver and Amendment, dated November 30, 2004, and executed as of December 3, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: December 9, 2004	By /s/ Douglas J. Nesbit
Douglas J. Nesbit
Chief Financial Officer, Treasurer, Secretary (Duly Authorized Officer)

Exhibit Index

Item No.	Description
10.1	Waiver and Amendment, dated November 30, 2004, and executed as of December 3, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.
10.2	Waiver and Amendment, dated November 30, 2004, and executed as of December 3, 2004, by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.